SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

April 28, 2004

Date of Report (date of earliest event reported)

EXACTECH, INC.

(Exact Name of Registrant as Specified in Its Charter)

Florida

(State or Other Jurisdiction of Incorporation)

0-28240	59-2603930
(Commission File Number)	(IRS Employer Identification No.)

2320 NW 66th Court Gainesville, Florida 32653

(Address of Principal Executive Offices, Including Zip Code)

(352) 377-1140

Registrant’s telephone number, including area code

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibit 99.1—Exactech, Inc. Press Release dated April 28, 2004

Item 9.	Regulation FD Disclosure.

On April 28, 2004, Exactech, Inc. (the “Company”) issued a press release reporting its financial results for the quarter ended March 31, 2004. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

Item 12.	Results of Operations and Financial Conditions

On April 28, 2004, Exactech, Inc. (the “Company”) issued a press release reporting its financial results for the quarter ended March 31, 2004. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

The information in this Form 8-K and the Exhibit attached hereto shall be deemed “furnished” and not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any Company filing under the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EXACTECH, INC.

By:	/s/ Joel C. Phillips

Joel C. Phillips Chief Financial Officer

Dated: April 29, 2004

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated April 28, 2004 issued by Exactech, Inc.